Exhibit 10.39.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (the “Amendment”), dated as of August 11, 2004 is made by and among PROLONG INTERNATIONAL CORPORATION, a Nevada corporation (“Parent”), PROLONG SUPER LUBRICANTS, INC., a Nevada corporation (“Borrower”), PROLONG INTERNATIONAL HOLDINGS LTD., a Cayman Islands company (“Cayman Sub I”), PROLONG INTERNATIONAL LTD., a Cayman Islands company (“Cayman Sub II”, and together with Cayman Sub I, the “Cayman Subsidiaries”), ST. CLOUD CAPITAL PARTNERS, LP, a Delaware limited partnership, and its affiliates (“St. Cloud”), BEDFORD OAK CAPITAL, L.P., a Delaware limited partnership (“Bedford I”), BEDFORD OAK OFFSHORE, LTD., a Cayman Islands company (“Bedford II”), and ASPEN VENTURES LLC, a New York limited liability company ((“Aspen”), and collectively with Bedford I and Bedford II, the “Other Purchasers”).

Recitals

WHEREAS, on November 24, 2003, Parent, Borrower, the Cayman Subsidiaries, St. Cloud and the Other Purchasers entered into a Securities Purchase Agreement (the “Purchase Agreement”);

WHEREAS, pursuant to the Purchase Agreement, the Borrower issued the Notes and the Warrants to St. Cloud and the Other Purchasers;

WHEREAS, the Purchasers desire to lend an aggregate of an additional $250,000 to Borrower pursuant to Secured Promissory Notes; and

WHEREAS, in connection with the additional loan to Borrower, Parent, Borrower, the Cayman Subsidiaries, St. Cloud and the Other Purchasers now desire to amend certain provisions of the Purchase Agreement, the Notes and the Warrants.

Agreement

NOW THEREFORE, the parties agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

2. Subject to the terms and conditions set forth in the Purchase Agreement and this Amendment, St. Cloud and the other Purchasers agree to lend an aggregate of $250,000 to Borrower in exchange for Borrower’s delivery to St. Cloud and the Other Purchasers of Secured Promissory Notes in the form of Exhibit A hereto (the “New Notes”). The amount to be advanced by each Purchaser is set forth in the New Notes attached as Exhibits A-1 through A-4. St. Cloud shall be entitled to deduct up to $10,000 from the amount of its loan to cover legal fees and expenses incurred by it in connection with this Amendment and the Loan Documents.

Borrower, Parent and the Cayman Subsidiaries expressly agree that the New Notes shall be considered Notes for all purposes under the Purchase Agreement and the other Loan Documents and shall be entitled to the benefit of all of the provisions of the Purchase Agreement and the other Loan Documents applicable to the Notes. Without limiting the generality of the foregoing, Borrower and Parent agree that the Pledge and Security Agreement shall apply to the New Notes to the same extent that it applies to the other Notes and that the New Notes shall be secured by the Collateral under the Pledge and Security Agreement in accordance with the terms of the Pledge and Security Agreement. Each Purchaser hereby agrees and acknowledges that the indebtedness incurred by Borrower under the New Notes shall be deemed to be “Permitted Indebtedness” under the Purchase Agreement.

3. Borrower agrees that it will use not less than $100,000 of the proceeds from the New Notes for marketing purposes, primarily media time, and that the remainder of the proceeds shall be used as the Board of Directors of Parent shall determine from time to time.

4. The covenants in Section 7.4.12 of the Purchase Agreement shall not apply until the applicable period ending after December 31, 2005 (and each quarterly period thereafter). The parties will negotiate in good faith to determine as soon as practicable after the date hereof (and in any event prior to June 30, 2005) mutually acceptable benchmarks with respect to Tangible Net Worth and the ratio of EBTIDA of the Credit Parties (excluding the Cayman Subsidiaries) to Debt Service Payments that will apply with respect to each such period ending after December 31, 2005 for purposes of Section 7.4.12 of the Purchase Agreement. Such benchmarks shall be on terms that are commercially reasonable for transactions of this nature. In the event the Credit Parties have not agreed in writing to commercially reasonable benchmarks proposed by St. Cloud on or prior to June 30, 2005 an Event of Default shall be deemed to exist under the Notes beginning on such date.

5. The Notes (other than the New Notes) are hereby amended such that (i) the reference to November 30, 2004 in clause (2) of the first page of each Note shall be changed to December 31, 2004, (ii) the reference to December 31, 2004 in clause (3) of the first page of each Note shall be changed to January 31, 2005 and (iii) the amount of the monthly payment under clause (2) on the first page of each Note (other than the New Notes) shall be as follows:

(a) $18,791.67 (in the case of the St. Cloud Note)

(b) $1,489.58 (in the case of the Bedford I Note)

(c) $1,489.58 (in the case of the Bedford II Note); and

(d) $1,145.83 (in the case of the Aspen Note).

For the avoidance of doubt, the Notes (other than the New Notes) shall continue to accrue interest at a rate of 14% per annum (subject to adjustment as set forth in the Notes under certain circumstances), and any additional interest that accrues as a result of the reduction of the monthly payments contemplated by (a) through (d) above shall be due and payable (together with all other amounts due under the Notes) on November 24, 2008.

6. Section 6.1 of the Purchase Agreement is amended and restated in its entirety to read as follows:

“In consideration for Purchasers’ agreement to acquire the Securities, Borrower agrees to make quarterly royalty payments (“Royalty Payments”) to Purchasers in an aggregate amount (pro rated to each Purchaser based on the original principal amounts of the Notes) equal to (A) the lesser of (i) fifteen percent (15%) of the Incremental Revenue for such quarter and (ii) (a) with respect to the period from November 24, 2003 through December 31, 2003, sixty three one hundredth percent (0.63%) of all principal and accrued interest on the Notes outstanding as of December 31, 2003, or (b) with respect to any calendar quarter thereafter, one and one half percent (1.5%) of all principal and accrued interest on the Notes outstanding as of the midpoint of such calendar quarter (the amount contemplated by this clause (ii) is referred to as the “Maximum Quarterly Royalty Payment”) plus (B) the Royalty Catch-Up Amount; provided, however, that any payments required to be made prior to the quarter ended March 31, 2005 shall accrue and instead be paid in four equal installments (the “Installment Payments”) on each Royalty Payment Date (in addition to any other Royalty Payments required to be paid on each such Royalty Payment Date) beginning with the Royalty Payment Date for the quarter ended March 31, 2005 (except that if an Event of Default occurs under the Notes, then any accrued but unpaid Royalty Payments shall become due and payable immediately); further provided that no Royalty Payment with respect to a calendar quarter (excluding, for this purpose, Installment Payments) shall exceed twenty five percent (25%) of Incremental Revenue for such calendar quarter, and any unpaid Royalty Catch-Up Amount resulting from this limitation shall be carried forward to the following calendar quarter.”

7. The Warrants are hereby amended as follows:

(a) the phrase in the first paragraph of the St. Cloud Warrant that reads “provided that if an Event of Default occurs under the St. Cloud Note (as defined in the Securities Purchase Agreement (as defined below)) that involves in excess of Twenty Five Thousand Dollars ($25,000) or may result in losses or damages to the Company or Holder in excess of Twenty Five Thousand Dollars ($25,000) and is not cured or waived by Holder within thirty (30) days thereafter,” shall be deleted and replaced with the following phrase:

“provided that if an Event of Default occurs under Section 4.1.1 of the St. Cloud Note (as defined in the Securities Purchase Agreement (as defined below)) or as a result of a breach of Section 6.1 or Section 6.2 of the Securities Purchase Agreement and is not cured by the Company or waived by Holder within thirty (30) days thereafter,”

(b) the phrase in the first paragraph of the Bedford I Warrant that reads “provided that if an Event of Default occurs under the Bedford I Note (as defined in the Securities Purchase Agreement (as defined below)) that involves in excess of Twenty Five Thousand Dollars

($25,000) or may result in losses or damages to the Company or Holder in excess of Twenty Five Thousand Dollars ($25,000) and is not cured or waived by Holder within thirty (30) days thereafter,” shall be deleted and replaced with the following phrase:

“provided that if an Event of Default occurs under Section 4.1.1 of the Bedford I Note (as defined in the Securities Purchase Agreement (as defined below)) or as a result of a breach of Section 6.1 or Section 6.2 of the Securities Purchase Agreement and is not cured by the Company or waived by Holder within thirty (30) days thereafter,”

(c) the phrase in the first paragraph of the Bedford II Warrant that reads “provided that if an Event of Default occurs under the Bedford II Note (as defined in the Securities Purchase Agreement (as defined below)) that involves in excess of Twenty Five Thousand Dollars ($25,000) or may result in losses or damages to the Company or Holder in excess of Twenty Five Thousand Dollars ($25,000) and is not cured or waived by Holder within thirty (30) days thereafter,” shall be deleted and replaced with the following phrase:

“provided that if an Event of Default occurs under Section 4.1.1 of the Bedford II Note (as defined in the Securities Purchase Agreement (as defined below)) or as a result of a breach of Section 6.1 or Section 6.2 of the Securities Purchase Agreement and is not cured by the Company or waived by Holder within thirty (30) days thereafter,”

(d) the phrase in the first paragraph of the Aspen Warrant that reads “provided that if an Event of Default occurs under the Aspen Note (as defined in the Securities Purchase Agreement (as defined below)) that involves in excess of Twenty Five Thousand Dollars ($25,000) or may result in losses or damages to the Company or Holder in excess of Twenty Five Thousand Dollars ($25,000) and is not cured or waived by Holder within thirty (30) days thereafter,” shall be deleted and replaced with the following phrase:

“provided that if an Event of Default occurs under Section 4.1.1 of the Aspen Note (as defined in the Securities Purchase Agreement (as defined below)) or as a result of a breach of Section 6.1 or Section 6.2 of the Securities Purchase Agreement and is not cured by the Company or waived by Holder within thirty (30) days thereafter,”

8. Oryxe Shares. In consideration for the Purchasers’ agreement to enter into the Amendment, the following Section 6.2 is hereby added to the Purchase Agreement:

6.2 (a) Parent hereby confirms that it is the record and beneficial owner of 2,219,536 shares of common stock of Oryxe Energy International, Inc., a Delaware Corporation and warrants to purchase 437,568 shares of common stock of Oryxe (collectively, the “Oryxe Securities”). The Credit Parties agree that the Purchasers shall be entitled to 50% of all cash and non-cash proceeds in excess of Parent’s cost basis, solely with respect to the Oryxe Securities, (“Oryxe Proceeds”) which are paid to or received by any Credit Party with respect to the Oryxe Securities or to which any Credit Party becomes entitled under the Oryxe Securities (in each case, whether as a result of a dividend, transfer, sale, merger, dissolution, liquidation or any other event relating to Orxye, the Oryxe Securities or the Oryxe Development Agreement). Any Oryxe Proceeds shall be paid and assigned to the Purchasers (and their transferees) by the Credit Parties immediately upon receipt thereof on a pro rata basis in accordance with the original principal amount of the Notes (other than the New Notes) held by the Purchasers (or such transferees). In addition to the foregoing, the Credit Parties agree that the Oryxe Securities shall continue to constitute Collateral under the Pledge and Security Agreement (and nothing in this Section 6.2 of this Amendment shall affect the rights of the Purchasers and St. Cloud, as Collateral Agent, in and to such Collateral), and the Credit Parties agree to immediately deliver certificates representing the Oryxe Securities to St. Cloud to be held by St. Cloud as Collateral Agent under the terms of the Pledge and Security Agreement. The parties hereto also agree that nothing in this Section 6.2 shall be deemed to constitute a sale or transfer of the Oryxe Securities themselves to St. Cloud or any Other Purchaser and that Parent shall remain the record owner of the Oryxe Securities and shall be entitled to exercise all voting and other rights with respect thereto, except, in each case, as otherwise provided in the Pledge and Security Agreement upon the occurrence of an Event of Default. Without limiting the obligations of Parent and Borrower under the Pledge and Security Agreement, the Credit Parties agree not to sell, transfer, assign or otherwise dispose the Oryxe Securities without the prior approval of St. Cloud.

(b)	The Credit Parties agree that Purchasers shall be entitled to the following amounts with respect to revenues of any Credit Party arising from any license or similar arrangement between Oryxe and any Credit Party (each such license or other arrangement, an “Oryxe License”):

(i)	If an Oryxe License or the rights thereunder is (are) sold to, transferred to, assigned to or otherwise acquired by any third party (including a buy-out by Oryxe of an Oryxe License), Purchasers shall be entitled to 50% of all cash and non-cash proceeds from such event;

(ii)	If any Credit Party sublicenses any Oryxe License to a third party (or enters into a similar arrangement with respect to an Oryxe License), Purchasers shall be entitled to 50% of all net revenues derived from such sublicense or similar arrangement; and

(iii)	If any Credit Party manufactures, distributes or sells any products that incorporate technology or other rights covered by an Oryxe License (“Covered Products”), Purchasers shall be entitled to 3% of net revenues derived from such Covered Products for a period of four years from the date that distribution of such Covered Products commences (it being understood that such net revenues shall not be included in Incremental Revenue for purposes of Section 6.1 of this Agreement).

All payments to Purchasers under this Section 6.2(b) shall be paid to Purchasers (and their transferees) on a pro rata basis in accordance with the original principal amount of the Notes held by such Purchasers (or transferees) promptly following receipt of the applicable proceeds or revenues by any Credit Party. In the event a sale, transfer, assignment or other disposition of one or more Oryxe Licenses (or rights thereunder) under clause (i) above is part of a larger sale or transfer of assets, the Credit Parties shall mutually agree on the portion of the consideration received in such transaction that is allocable to the Oryxe License(s) (or rights thereunder) based on the fair market value of such rights and, if the parties cannot agree on such allocation, such dispute shall be resolved by an independent appraiser selected by St. Cloud and reasonably acceptable to the Credit Parties.

(c)	Purchasers’ rights under this Section 6.2 shall survive in perpetuity (irrespective of whether the Notes have been repaid), except that Purchasers’ right to receive a percentage of net revenues under Section 6.2(b)(iii) for specific Covered Products shall expire on the earlier of (i) the date specified in Section 6.2(b)(iii) or (ii) November 24, 2013.

9. Section 7.5 of the Notes (other than the New Notes) is hereby amended and restated in its entirety to read as follows:

“The terms of this Note may be amended, modified or waived only by (i) the written agreement of the Maker and the Payee or (ii) the written agreement of the Maker and the holders of a majority in aggregate principal amount of Notes issued pursuant to the Agreement.”

10. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Purchase Agreement and the Loan Documents shall remain in full force and effect.

11. Representations and Warranties of Credit Parties. Each Credit Party hereby represents and warrants to the Purchasers as follows:

(a) Each Credit Party has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms subject to bankruptcy and other laws of general application affecting the rights and remedies of creditors and the availability of equitable remedies.

(b) The execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to any Credit Party, or the articles of incorporation or by-laws or other organizational documents of any Credit Party, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Credit Party is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 5 of the Purchase Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date or to the transactions contemplated by this Amendment.

12. Representations and Warranties of Purchasers. Each Purchaser, severally represents and warrants to the Credit Parties that all of the representation and warranties in Section 4.2 of the Purchase Agreement are correct on and as of the date hereof with respect to the New Notes as though made on and as of such date.

13. References. All references in the Purchase Agreement and the Loan Documents to “this Agreement” shall be deemed to refer to the Purchase Agreement as amended hereby; and any and all references in the Loan Documents to the Purchase Agreement shall be deemed to refer to the Purchase Agreement as amended hereby.

14. No Other Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Purchase Agreement or breach, default or event of default under any Loan Document or other document held by the Purchasers, whether or not known to the Purchasers and whether or not existing on the date of this Amendment. Notwithstanding the foregoing, the Purchasers hereby agree and acknowledge that no Default or Event of Default shall have been deemed to have occurred as a result of a breach of Section 7.4.12 of the Purchase Agreement for any period prior to the date hereof.

15. Release. The Credit Parties hereby absolutely and unconditionally release and forever discharge the Purchasers, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Credit Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

16. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Purchase Agreement to pay or reimburse the Purchaser on demand for all costs and expenses incurred by the Purchasers in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay up to $10,000 in fees and disbursements of counsel to the Purchasers for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto (which amounts may, at the option of St. Cloud, be withheld from its loan under Section 2 of this Amendment).

17. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PARENT:		ST. CLOUD:

PROLONG INTERNATIONAL CORPORATION		ST. CLOUD CAPITAL PARTNERS, L.P.

By:	/s/ Elton Alderman	By:	SCGP, LLC
Name:	Elton Alderman	Its:	General Partner
Title:	President and Chief Executive Officer		By:	/s/ Marshall S. Geller
			Name:	Marshall S. Geller
			Its:	Senior Managing Member
BORROWER:

PROLONG SUPER LUBRICANTS, INC.

By:	/s/ Elton Alderman
Name:	Elton Alderman
Title:	President and Chief Executive Officer

CAYMAN SUB I:

PROLONG INTERNATIONAL HOLDINGS LTD.

By:	/s/ Elton Alderman
Name:	Elton Alderman
Title:	President and Chief Executive Officer

CAYMAN SUB II:

PROLONG INTERNATIONAL LTD.

By:	/s/ Elton Alderman
Name:	Elton Alderman
Title:	President and Chief Executive Officer

BEDFORD OAK CAPITAL, L.P.

By:	/s/ Harvey P. Eisen
Name:	Harvey P. Eisen
Title:	Chairman and Managing Partner

BEDFORD OAK OFFSHORE, LTD.

By:	/s/ Harvey P. Eisen
Name:	Harvey P. Eisen
Title:	Chairman and Managing Partner

ASPEN VENTURES LLC

By:	/s/ Fred B. Tarter
Name:	Fred B. Tarter
Title:	President

EXHIBIT A-1

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

SECURED PROMISSORY NOTE

$205,000	Due November 24, 2008

FOR VALUE RECEIVED, PROLONG SUPER LUBRICANTS, INC., a Nevada corporation (the “Maker”), promises to pay to the order of ST. CLOUD CAPITAL PARTNERS, LP, a Delaware limited partnership (“Payee”), or its registered assigns, the sum of Two Hundred Five Thousand Dollars ($205,000) and to pay interest thereon at the rate of eight percent (8.0%) per annum until this Secured Promissory Note (as amended, modified or supplemented from time to time, this “Note”) is fully paid. All principal and accrued interest under this Note shall be paid by the Maker to Payee in a lump sum payment November 24, 2008 (the “Due Date”).

Any payment of principal or interest not paid within five (5) business days after its due date shall be subject to a five percent (5%) charge on the unpaid payment.

During the occurrence and continuation of an Event of Default (defined below) the Initial Interest Rate or Second Interest Rate, as applicable, shall be increased five percent (5%) per annum. In no event shall Payee be entitled to interest exceeding the maximum rate permitted by law or under the applicable regulations promulgated by the United States Small Business Administration (the “SBA”). If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note or the Agreement (as defined below) is determined by the SBA to exceed the amount permitted under applicable regulations promulgated by the SBA, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Maker shall not be obligated to pay the amount of such interest or other payment or consideration to the extent that it is in excess of the maximum amount permitted by law or under applicable regulations promulgated by the SBA, and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Holder, be subtracted from the then unpaid principal amount hereof, or refunded to the Maker.

Both principal hereof and interest thereon are payable at such place as Payee may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds by wire transfer. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

A-1

This Note is secured by that certain Pledge and Security Agreement dated as of November 24, 2003, by and among the Maker, Payee and Parent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Pledge and Security Agreement”).

This Note is subject to the terms and conditions set forth below:

I. DEFINITIONS.

As used in this Note, the following terms shall mean:

“Agreement” shall mean that certain Securities Purchase Agreement dated as of November 24, 2003, by and among the Maker, Payee, Parent, Prolong International Holdings Ltd., a Cayman Islands company, Prolong International Ltd., a Cayman Islands company, Bedford Oak Capital, L.P., a Delaware limited partnership, Bedford Oak Offshore, Ltd., a Cayman Islands company, and Aspen Ventures LLC, a New York limited liability company, as amended by the Amendment to Securities Purchase Agreement dated as of the date hereof and as may be further, modified or supplemented from time to time.

“Board” shall mean the board of directors of Parent.

“Continuing Members” shall mean a member of the Board who either (a) was a member of the Board on the day before the Closing or (b) became a member of the Board after the day before the Closing and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Board.

“Event of Default” shall have the meaning given such term in Section 4 below.

“Note” shall mean this Note and any note delivered in substitution or exchange therefor as provided herein.

“Note Percentage” shall mean a fraction, the numerator of which is the original principal amount of this Note and the denominator of which is Two Hundred Fifty Thousand Dollars ($250,000).

“Parent” shall mean Prolong International Corporation, a Nevada corporation.

“Triggering Event” shall mean any sale, transfer or issuance or series of sales or issuances of Parent’s capital stock, or any merger, consolidation or other transaction involving Parent where the shareholders of Parent immediately prior to such event do not retain more than a fifty percent (50%) voting power or interest in Parent or the successor corporation or other entity, as the case may be, (ii) any transfer of capital stock of Maker or other transaction which results in the Maker ceasing to be a wholly-owned subsidiary of Parent; (iii) any sale of all or a substantial portion of the assets of Maker, (iv) after the Closing, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) other than Payee or its affiliates (including any other Purchaser), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty-five percent (25%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights

A-1-2

exercisable, exchangeable or convertible into equity securities) of Parent having voting rights in the election of directors under normal circumstances, or (v) a majority of the members of the Board shall cease to be Continuing Members.

Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

II. PREPAYMENT OF NOTE.

2.1 Mandatory Prepayments. Except as set forth below, all principal and accrued but unpaid interest on this Note shall immediately become due and payable upon the occurrence of a Triggering Event.

2.2 Optional Prepayment. At any time, the Maker shall have the right to prepay all or part of the outstanding principal amount of this Note in installments not less than the lesser of (i) One Hundred Thousand Dollars ($100,000) and (ii) the remaining outstanding principal balance of this Note; provided that (i) the Maker gives not less than thirty (30) days’ prior written notice to Payee of the Maker’s election to prepay this Note.

III. REPLACEMENT OF NOTE.

Upon receipt of evidence reasonably satisfactory to the Maker of the ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Maker, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Maker will execute and deliver, in lieu thereof, a new Note of like tenor.

IV. EVENTS OF DEFAULT.

The occurrence and continuation of any of the events or conditions described in Section 4.1 or Section 4.2 shall be an “Event of Default.”

4.1 Payee Action. The occurrence of any of the following Events of Default shall, at the option of Payee, entitle Payee to declare all sums of principal and interest then remaining unpaid, and all other amounts payable hereon, due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it under the Loan Documents or otherwise available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.1.1 Failure to Pay Principal or Interest. Failure to pay any installment of principal when due or interest hereon within five (5) business days of the date when due.

4.1.2 Breach of Covenants. The breach by any Credit Party of any covenant in the Agreement or any other Loan Document that is not cured within thirty (30) days after written notice thereof to the Maker.

A-1-3

4.1.3 Breach of Representations and Warranties. The representations or warranties of the Credit Parties made in the Loan Documents or in any statement or certificate at any time given in writing to Payee pursuant to the Agreement or this Note or in connection therewith or herewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made.

4.1.4 Judgments. The making or filing of any money judgment, writ or similar process in excess of One Hundred Thousand Dollars ($100,000) against any Credit Party or any of the property or other assets of any Credit Party which shall remain unsatisfied, unvacated, unhanded or unstayed until the date that is the earlier to occur of thirty (30) days after such judgment, writ or similar process is entered and five (5) days prior to the date of any proposed sale thereunder.

4.1.5 Default in Other Agreements. The occurrence of any event of default or other event triggering acceleration of any indebtedness by any Credit Party under any note, agreement or other instrument involving the issuance of indebtedness (but not including any trade payables incurred in the ordinary course of business), whether such indebtedness now exists or may hereafter be created, if, as a result of such event of default or other event, the maturity of such indebtedness has been accelerated or has otherwise become or been declared to be due prior to its stated maturity and the principal amount of such indebtedness which has been accelerated or has otherwise become or been declared to be due exceeds, individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

4.1.6 Attachments. The levying of any writ of attachment against any property or other assets of any Credit Party not fully covered by insurance in force valued individually or in the aggregate at an amount equal to or greater than One Hundred Thousand Dollars ($100,000) unless a Credit Party posts a bond or obtains other relief for the release of such attachment within thirty (30) days.

4.1.7 Suspension of Business. The suspension of the usual business activities of the Credit Parties or the winding up or liquidation of the Maker’s business.

4.1.8 Challenges by the Maker. The Maker shall challenge, or institute or join in any proceedings to challenge the validity, binding effect or enforceability of this Note or any endorsement of this Note or any other obligation to Payee under the Loan Documents.

4.1.9 Certain Agreements. The Pledge and Security Agreement or the Parent Guaranty or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or Payee shall not have or shall cease to have a valid and perfected security interest in the collateral described in the Pledge and Security Agreement; provided that the failure of Payee to have a valid and perfected security interest in the shares of capital stock of the Cayman Subsidiaries shall not be deemed an Event of Default

A-1-4

hereunder so long as the Credit Parties deliver to St. Cloud stock certificates representing sixty-five percent (65%) of the capital stock of Cayman Sub I in accordance with Section 7.13 of the Agreement.

4.1.10 Change in Management. The termination of the employment of Elton Alderman for any reason (including, without limitation, as a result of resignation); provided, however, that if such termination is as a result of his death or disability and Parent hires a replacement reasonably acceptable to Payee within six months thereafter, then such termination shall not be deemed an Event of Default hereunder.

4.1.11 Other. The failure of the Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note and the continuance thereof for a period of thirty (30) days after written notice thereof to the Maker.

4.2 Acceleration Without Specific Action. The occurrence of any of the following Events of Default shall make all sums of principal and interest then remaining unpaid and all other amounts payable hereon due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.2.1 Bankruptcy. The voluntary institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors by any Credit Party; or the institution of any such proceedings against any Credit Party, which involuntary proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

4.2.2 Dissolution. Any order, judgment or decree shall have been entered against any Credit Party decreeing the dissolution or liquidation of such Credit Party and such order shall remain undischarged or unstayed for a period of thirty (30) days.

4.2.3 Insolvency, Receiver or Trustee. The making by any Credit Party of an assignment for the benefit of creditors; or the making by any Credit Party of an offer of settlement, composition or extension to the claims of all or substantially all of a Credit Party’s creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of the Maker’s creditors.

V. TRANSFER OF SECURITIES.

Subject to the restrictions on transfer contained in the Agreement, this Note and all rights hereunder are transferable in whole or in part on the books of the Maker maintained for such purpose at its principal office referred to above by Payee in person or by a duly authorized

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attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Note, by taking or holding the same, consents and agrees that this Note when endorsed in blank shall be deemed negotiable and agrees that when this Note shall have been so endorsed, Payee hereof may be treated by the Maker and all other persons dealing with this Note, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Maker, any notice to the contrary notwithstanding; but until such transfer on such books, the Maker may treat Payee hereof as the owner for all purposes.

VI. METHODS; ADDRESSES.

Any notice, demand or other communication required or permitted under the terms of this Note shall be in writing and shall be made by telegram, telex or electronic transmitter (including, without limitation, facsimile) or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Fed Ex, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

(a)	If to Payee:	St. Cloud Capital Partners, LP
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Robert Lautz

	With copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Facsimile: (213) 891-8763
Attention: W. Alex Voxman, Esq.

(b)	If to the Maker:	Prolong Super Lubricants, Inc.
6 Thomas
Irvine, California 92618
Facsimile: (949) 587-2707
Attention: Chief Executive Officer

	With a copy to:	Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
Facsimile: (949) 725-4100
Attention: Michael E. Flynn, Esq.

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Any party may change its address for this purpose by giving a written notice thereof as herein provided.

VII. MISCELLANEOUS.

7.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

7.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

7.3 Cost of Collection. The Maker agrees to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Payee in connection with the collection and enforcement of this Note (including, without limitation, in connection with any bankruptcy, insolvency, reorganization or workout). In addition, the Maker agrees to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Maker’s execution or delivery of this Note.

All payments made by the Maker under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Payee as a result of a present or former connection between Payee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Payee having executed, delivered or performed its obligations or received a payment under, or enforced, this Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to Payee under this Note, the amounts so payable to Payee shall be increased to the extent necessary to yield to Payee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Non-Excluded Taxes are payable by the Maker, as promptly as possible thereafter (and, in any event, within five (5) business days) the Maker shall send to Payee for its own account a certified copy of an original official receipt received by the Maker showing payment thereof. If the Maker fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Payee the required receipts or other required documentary evidence, the Maker shall indemnify, defend and hold Payee harmless for any incremental taxes, interest or penalties that may become payable by Payee as a result of any such failure.

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The agreements in this Section 7.3 shall survive the termination of this Note and the payment of the loan and all other amounts payable hereunder.

7.4 Governing Law. This Note has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Payee’s investment herein, the Maker and Payee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Payee or the Maker, may, at the option of Payee, be litigated in courts having situs within the State of California, County of Los Angeles and the Maker hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the Maker wherever the Maker may be located, or by certified or registered mail directed to the Maker at its last known address. The Maker and Payee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in such County.

7.5 Modification. The terms of this Note may be amended, modified or waived only by (i) the written agreement of the Maker and the Payee or (ii) the written agreement of the Maker and the holders of a majority in aggregate principal amount of Notes issued pursuant to the Agreement.

7.6 Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

7.7 Further Assurance. At any time or from time to time upon the request of Payee, the Maker will execute and deliver such further documents and do such other acts and things as Payee may reasonably request in order fully to effectuate the purposes of this Note, and to provide for the payment of the principal and interest due hereunder.

7.8 Successors. The Maker may not pledge, assign or transfer any of its rights or obligations under this Note without the prior written consent of Payee. Any purported assignment or transfer in breach of this Note shall be of no force and effect. Subject to the transfer restrictions contained in the Agreement, Payee may assign and participate any of its interests in this Note and this Note to any Person. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns, including any Person to whom Payee has granted a participation interest in this Note.

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7.9 Headings. The section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

7.10 No Strict Construction. The Maker hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code § 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Maker has caused this Note to be signed and delivered by its duly authorized officer and to be dated August     , 2004.

MAKER:

PROLONG SUPER LUBRICANTS, INC., a Nevada corporation

By:
Name:	Elton Alderman
Title:	President and Chief Executive Officer

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EXHIBIT A-2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

SECURED PROMISSORY NOTE

$16,250	Due November 24, 2008

FOR VALUE RECEIVED, PROLONG SUPER LUBRICANTS, INC., a Nevada corporation (the “Maker”), promises to pay to the order of BEDFORD OAK CAPITAL, L.P., a Delaware limited partnership (“Payee”), or its registered assigns, the sum of Sixteen Thousand Two Hundred Fifty Dollars ($16,250) and to pay interest thereon at the rate of eight percent (8.0%) per annum until this Secured Promissory Note (as amended, modified or supplemented from time to time, this “Note”) is fully paid. All principal and accrued interest under this Note shall be paid by the Maker to Payee in a lump sum payment November 24, 2008 (the “Due Date”).

Any payment of principal or interest not paid within five (5) business days after its due date shall be subject to a five percent (5%) charge on the unpaid payment.

During the occurrence and continuation of an Event of Default (defined below) the Initial Interest Rate or Second Interest Rate, as applicable, shall be increased five percent (5%) per annum. In no event shall Payee be entitled to interest exceeding the maximum rate permitted by law or under the applicable regulations promulgated by the United States Small Business Administration (the “SBA”). If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note or the Agreement (as defined below) is determined by the SBA to exceed the amount permitted under applicable regulations promulgated by the SBA, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Maker shall not be obligated to pay the amount of such interest or other payment or consideration to the extent that it is in excess of the maximum amount permitted by law or under applicable regulations promulgated by the SBA, and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Holder, be subtracted from the then unpaid principal amount hereof, or refunded to the Maker.

Both principal hereof and interest thereon are payable at such place as Payee may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds by wire transfer. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

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This Note is secured by that certain Pledge and Security Agreement dated as of November 24, 2003, by and among the Maker, Payee and Parent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Pledge and Security Agreement”).

This Note is subject to the terms and conditions set forth below:

VIII. DEFINITIONS.

As used in this Note, the following terms shall mean:

“Agreement” shall mean that certain Securities Purchase Agreement dated as of November 24, 2003, by and among the Maker, Payee, Parent, Prolong International Holdings Ltd., a Cayman Islands company, Prolong International Ltd., a Cayman Islands company, Bedford Oak Capital, L.P., a Delaware limited partnership, Bedford Oak Offshore, Ltd., a Cayman Islands company, and Aspen Ventures LLC, a New York limited liability company, as amended by the Amendment to Securities Purchase Agreement dated as of the date hereof and as may be further, modified or supplemented from time to time.

“Board” shall mean the board of directors of Parent.

“Continuing Members” shall mean a member of the Board who either (a) was a member of the Board on the day before the Closing or (b) became a member of the Board after the day before the Closing and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Board.

“Event of Default” shall have the meaning given such term in Section 4 below.

“Note” shall mean this Note and any note delivered in substitution or exchange therefor as provided herein.

“Note Percentage” shall mean a fraction, the numerator of which is the original principal amount of this Note and the denominator of which is Two Hundred Fifty Thousand Dollars ($250,000).

“Parent” shall mean Prolong International Corporation, a Nevada corporation.

“Triggering Event” shall mean any sale, transfer or issuance or series of sales or issuances of Parent’s capital stock, or any merger, consolidation or other transaction involving Parent where the shareholders of Parent immediately prior to such event do not retain more than a fifty percent (50%) voting power or interest in Parent or the successor corporation or other entity, as the case may be, (ii) any transfer of capital stock of Maker or other transaction which results in the Maker ceasing to be a wholly-owned subsidiary of Parent; (iii) any sale of all or a substantial portion of the assets of Maker, (iv) after the Closing, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) other than Payee or its affiliates (including any other Purchaser), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty-five percent (25%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights

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exercisable, exchangeable or convertible into equity securities) of Parent having voting rights in the election of directors under normal circumstances, or (v) a majority of the members of the Board shall cease to be Continuing Members.

Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

IX. PREPAYMENT OF NOTE.

2.1 Mandatory Prepayments. Except as set forth below, all principal and accrued but unpaid interest on this Note shall immediately become due and payable upon the occurrence of a Triggering Event.

2.2 Optional Prepayment. At any time, the Maker shall have the right to prepay all or part of the outstanding principal amount of this Note in installments not less than the lesser of (i) One Hundred Thousand Dollars ($100,000) and (ii) the remaining outstanding principal balance of this Note; provided that (i) the Maker gives not less than thirty (30) days’ prior written notice to Payee of the Maker’s election to prepay this Note.

X. REPLACEMENT OF NOTE.

Upon receipt of evidence reasonably satisfactory to the Maker of the ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Maker, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Maker will execute and deliver, in lieu thereof, a new Note of like tenor.

XI. EVENTS OF DEFAULT.

The occurrence and continuation of any of the events or conditions described in Section 4.1 or Section 4.2 shall be an “Event of Default.”

4.1 Payee Action. The occurrence of any of the following Events of Default shall, at the option of Payee, entitle Payee to declare all sums of principal and interest then remaining unpaid, and all other amounts payable hereon, due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it under the Loan Documents or otherwise available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.1.1 Failure to Pay Principal or Interest. Failure to pay any installment of principal when due or interest hereon within five (5) business days of the date when due.

4.1.2 Breach of Covenants. The breach by any Credit Party of any covenant in the Agreement or any other Loan Document that is not cured within thirty (30) days after written notice thereof to the Maker.

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4.1.3 Breach of Representations and Warranties. The representations or warranties of the Credit Parties made in the Loan Documents or in any statement or certificate at any time given in writing to Payee pursuant to the Agreement or this Note or in connection therewith or herewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made.

4.1.4 Judgments. The making or filing of any money judgment, writ or similar process in excess of One Hundred Thousand Dollars ($100,000) against any Credit Party or any of the property or other assets of any Credit Party which shall remain unsatisfied, unvacated, unhanded or unstayed until the date that is the earlier to occur of thirty (30) days after such judgment, writ or similar process is entered and five (5) days prior to the date of any proposed sale thereunder.

4.1.5 Default in Other Agreements. The occurrence of any event of default or other event triggering acceleration of any indebtedness by any Credit Party under any note, agreement or other instrument involving the issuance of indebtedness (but not including any trade payables incurred in the ordinary course of business), whether such indebtedness now exists or may hereafter be created, if, as a result of such event of default or other event, the maturity of such indebtedness has been accelerated or has otherwise become or been declared to be due prior to its stated maturity and the principal amount of such indebtedness which has been accelerated or has otherwise become or been declared to be due exceeds, individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

4.1.6 Attachments. The levying of any writ of attachment against any property or other assets of any Credit Party not fully covered by insurance in force valued individually or in the aggregate at an amount equal to or greater than One Hundred Thousand Dollars ($100,000) unless a Credit Party posts a bond or obtains other relief for the release of such attachment within thirty (30) days.

4.1.7 Suspension of Business. The suspension of the usual business activities of the Credit Parties or the winding up or liquidation of the Maker’s business.

4.1.8 Challenges by the Maker. The Maker shall challenge, or institute or join in any proceedings to challenge the validity, binding effect or enforceability of this Note or any endorsement of this Note or any other obligation to Payee under the Loan Documents.

4.1.9 Certain Agreements. The Pledge and Security Agreement or the Parent Guaranty or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or Payee shall not have or shall cease to have a valid and perfected security interest in the collateral described in the Pledge and Security Agreement; provided that the failure of Payee to have a valid and perfected security interest in the shares of capital stock of the Cayman Subsidiaries shall not be deemed an Event of Default

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hereunder so long as the Credit Parties deliver to St. Cloud stock certificates representing sixty-five percent (65%) of the capital stock of Cayman Sub I in accordance with Section 7.13 of the Agreement.

4.1.10 Change in Management. The termination of the employment of Elton Alderman for any reason (including, without limitation, as a result of resignation); provided, however, that if such termination is as a result of his death or disability and Parent hires a replacement reasonably acceptable to Payee within six months thereafter, then such termination shall not be deemed an Event of Default hereunder.

4.1.11 Other. The failure of the Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note and the continuance thereof for a period of thirty (30) days after written notice thereof to the Maker.

4.2 Acceleration Without Specific Action. The occurrence of any of the following Events of Default shall make all sums of principal and interest then remaining unpaid and all other amounts payable hereon due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.2.1 Bankruptcy. The voluntary institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors by any Credit Party; or the institution of any such proceedings against any Credit Party, which involuntary proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

4.2.2 Dissolution. Any order, judgment or decree shall have been entered against any Credit Party decreeing the dissolution or liquidation of such Credit Party and such order shall remain undischarged or unstayed for a period of thirty (30) days.

4.2.4 Insolvency, Receiver or Trustee. The making by any Credit Party of an assignment for the benefit of creditors; or the making by any Credit Party of an offer of settlement, composition or extension to the claims of all or substantially all of a Credit Party’s creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of the Maker’s creditors.

XII. TRANSFER OF SECURITIES.

Subject to the restrictions on transfer contained in the Agreement, this Note and all rights hereunder are transferable in whole or in part on the books of the Maker maintained for such purpose at its principal office referred to above by Payee in person or by a duly authorized

A-2-5

attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Note, by taking or holding the same, consents and agrees that this Note when endorsed in blank shall be deemed negotiable and agrees that when this Note shall have been so endorsed, Payee hereof may be treated by the Maker and all other persons dealing with this Note, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Maker, any notice to the contrary notwithstanding; but until such transfer on such books, the Maker may treat Payee hereof as the owner for all purposes.

XIII. METHODS; ADDRESSES.

Any notice, demand or other communication required or permitted under the terms of this Note shall be in writing and shall be made by telegram, telex or electronic transmitter (including, without limitation, facsimile) or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Fed Ex, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

(a)	If to Payee:	St. Cloud Capital Partners, LP
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Robert Lautz

	With copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Facsimile: (213) 891-8763
Attention: W. Alex Voxman, Esq.

(b)	If to the Maker:	Prolong Super Lubricants, Inc.
6 Thomas
Irvine, California 92618
Facsimile: (949) 587-2707
Attention: Chief Executive Officer

	With a copy to:	Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
Facsimile: (949) 725-4100
Attention: Michael E. Flynn, Esq.

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Any party may change its address for this purpose by giving a written notice thereof as herein provided.

XIV. MISCELLANEOUS.

7.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

7.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

7.3 Cost of Collection. The Maker agrees to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Payee in connection with the collection and enforcement of this Note (including, without limitation, in connection with any bankruptcy, insolvency, reorganization or workout). In addition, the Maker agrees to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Maker’s execution or delivery of this Note.

All payments made by the Maker under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Payee as a result of a present or former connection between Payee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Payee having executed, delivered or performed its obligations or received a payment under, or enforced, this Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to Payee under this Note, the amounts so payable to Payee shall be increased to the extent necessary to yield to Payee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Non-Excluded Taxes are payable by the Maker, as promptly as possible thereafter (and, in any event, within five (5) business days) the Maker shall send to Payee for its own account a certified copy of an original official receipt received by the Maker showing payment thereof. If the Maker fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Payee the required receipts or other required documentary evidence, the Maker shall indemnify, defend and hold Payee harmless for any incremental taxes, interest or penalties that may become payable by Payee as a result of any such failure.

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The agreements in this Section 7.3 shall survive the termination of this Note and the payment of the loan and all other amounts payable hereunder.

7.4 Governing Law. This Note has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Payee’s investment herein, the Maker and Payee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Payee or the Maker, may, at the option of Payee, be litigated in courts having situs within the State of California, County of Los Angeles and the Maker hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the Maker wherever the Maker may be located, or by certified or registered mail directed to the Maker at its last known address. The Maker and Payee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in such County.

7.5 Modification. The terms of this Note may be amended, modified or waived only by (i) the written agreement of the Maker and the Payee or (ii) the written agreement of the Maker and the holders of a majority in aggregate principal amount of Notes issued pursuant to the Agreement.

7.6 Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

7.7 Further Assurance. At any time or from time to time upon the request of Payee, the Maker will execute and deliver such further documents and do such other acts and things as Payee may reasonably request in order fully to effectuate the purposes of this Note, and to provide for the payment of the principal and interest due hereunder.

7.8 Successors. The Maker may not pledge, assign or transfer any of its rights or obligations under this Note without the prior written consent of Payee. Any purported assignment or transfer in breach of this Note shall be of no force and effect. Subject to the transfer restrictions contained in the Agreement, Payee may assign and participate any of its interests in this Note and this Note to any Person. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns, including any Person to whom Payee has granted a participation interest in this Note.

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7.9 Headings. The section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

7.10 No Strict Construction. The Maker hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code § 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Maker has caused this Note to be signed and delivered by its duly authorized officer and to be dated August     , 2004.

MAKER:

PROLONG SUPER LUBRICANTS, INC., a Nevada corporation

By:
Name:	Elton Alderman
Title:	President and Chief Executive Officer

A-2-10

EXHIBIT A-3

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

SECURED PROMISSORY NOTE

$16,250	Due November 24, 2008

FOR VALUE RECEIVED, PROLONG SUPER LUBRICANTS, INC., a Nevada corporation (the “Maker”), promises to pay to the order of BEDFORD OAK OFFSHORE, LTD, a Cayman Islands Company (“Payee”), or its registered assigns, the sum of Sixteen Thousand Two Hundred Fifty Dollars ($16,250) and to pay interest thereon at the rate of eight percent (8.0%) per annum until this Secured Promissory Note (as amended, modified or supplemented from time to time, this “Note”) is fully paid. All principal and accrued interest under this Note shall be paid by the Maker to Payee in a lump sum payment November 24, 2008 (the “Due Date”).

Any payment of principal or interest not paid within five (5) business days after its due date shall be subject to a five percent (5%) charge on the unpaid payment.

During the occurrence and continuation of an Event of Default (defined below) the Initial Interest Rate or Second Interest Rate, as applicable, shall be increased five percent (5%) per annum. In no event shall Payee be entitled to interest exceeding the maximum rate permitted by law or under the applicable regulations promulgated by the United States Small Business Administration (the “SBA”). If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note or the Agreement (as defined below) is determined by the SBA to exceed the amount permitted under applicable regulations promulgated by the SBA, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Maker shall not be obligated to pay the amount of such interest or other payment or consideration to the extent that it is in excess of the maximum amount permitted by law or under applicable regulations promulgated by the SBA, and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Holder, be subtracted from the then unpaid principal amount hereof, or refunded to the Maker.

Both principal hereof and interest thereon are payable at such place as Payee may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds by wire transfer. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

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This Note is secured by that certain Pledge and Security Agreement dated as of November 24, 2003, by and among the Maker, Payee and Parent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Pledge and Security Agreement”).

This Note is subject to the terms and conditions set forth below:

XV. DEFINITIONS.

As used in this Note, the following terms shall mean:

“Agreement” shall mean that certain Securities Purchase Agreement dated as of November 24, 2003, by and among the Maker, Payee, Parent, Prolong International Holdings Ltd., a Cayman Islands company, Prolong International Ltd., a Cayman Islands company, Bedford Oak Capital, L.P., a Delaware limited partnership, Bedford Oak Offshore, Ltd., a Cayman Islands company, and Aspen Ventures LLC, a New York limited liability company, as amended by the Amendment to Securities Purchase Agreement dated as of the date hereof and as may be further, modified or supplemented from time to time.

“Board” shall mean the board of directors of Parent.

“Continuing Members” shall mean a member of the Board who either (a) was a member of the Board on the day before the Closing or (b) became a member of the Board after the day before the Closing and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Board.

“Event of Default” shall have the meaning given such term in Section 4 below.

“Note” shall mean this Note and any note delivered in substitution or exchange therefor as provided herein.

“Note Percentage” shall mean a fraction, the numerator of which is the original principal amount of this Note and the denominator of which is Two Hundred Fifty Thousand Dollars ($250,000).

“Parent” shall mean Prolong International Corporation, a Nevada corporation.

“Triggering Event” shall mean any sale, transfer or issuance or series of sales or issuances of Parent’s capital stock, or any merger, consolidation or other transaction involving Parent where the shareholders of Parent immediately prior to such event do not retain more than a fifty percent (50%) voting power or interest in Parent or the successor corporation or other entity, as the case may be, (ii) any transfer of capital stock of Maker or other transaction which results in the Maker ceasing to be a wholly-owned subsidiary of Parent; (iii) any sale of all or a substantial portion of the assets of Maker, (iv) after the Closing, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) other than Payee or its affiliates (including any other Purchaser), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty-five percent (25%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights

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exercisable, exchangeable or convertible into equity securities) of Parent having voting rights in the election of directors under normal circumstances, or (v) a majority of the members of the Board shall cease to be Continuing Members.

Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

XVI. PREPAYMENT OF NOTE.

2.1 Mandatory Prepayments. Except as set forth below, all principal and accrued but unpaid interest on this Note shall immediately become due and payable upon the occurrence of a Triggering Event.

2.2 Optional Prepayment. At any time, the Maker shall have the right to prepay all or part of the outstanding principal amount of this Note in installments not less than the lesser of (i) One Hundred Thousand Dollars ($100,000) and (ii) the remaining outstanding principal balance of this Note; provided that (i) the Maker gives not less than thirty (30) days’ prior written notice to Payee of the Maker’s election to prepay this Note.

XVII. REPLACEMENT OF NOTE.

Upon receipt of evidence reasonably satisfactory to the Maker of the ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Maker, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Maker will execute and deliver, in lieu thereof, a new Note of like tenor.

XVIII. EVENTS OF DEFAULT.

The occurrence and continuation of any of the events or conditions described in Section 4.1 or Section 4.2 shall be an “Event of Default.”

4.1 Payee Action. The occurrence of any of the following Events of Default shall, at the option of Payee, entitle Payee to declare all sums of principal and interest then remaining unpaid, and all other amounts payable hereon, due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it under the Loan Documents or otherwise available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.1.1 Failure to Pay Principal or Interest. Failure to pay any installment of principal when due or interest hereon within five (5) business days of the date when due.

4.1.2 Breach of Covenants. The breach by any Credit Party of any covenant in the Agreement or any other Loan Document that is not cured within thirty (30) days after written notice thereof to the Maker.

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4.1.3 Breach of Representations and Warranties. The representations or warranties of the Credit Parties made in the Loan Documents or in any statement or certificate at any time given in writing to Payee pursuant to the Agreement or this Note or in connection therewith or herewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made.

4.1.4 Judgments. The making or filing of any money judgment, writ or similar process in excess of One Hundred Thousand Dollars ($100,000) against any Credit Party or any of the property or other assets of any Credit Party which shall remain unsatisfied, unvacated, unhanded or unstayed until the date that is the earlier to occur of thirty (30) days after such judgment, writ or similar process is entered and five (5) days prior to the date of any proposed sale thereunder.

4.1.5 Default in Other Agreements. The occurrence of any event of default or other event triggering acceleration of any indebtedness by any Credit Party under any note, agreement or other instrument involving the issuance of indebtedness (but not including any trade payables incurred in the ordinary course of business), whether such indebtedness now exists or may hereafter be created, if, as a result of such event of default or other event, the maturity of such indebtedness has been accelerated or has otherwise become or been declared to be due prior to its stated maturity and the principal amount of such indebtedness which has been accelerated or has otherwise become or been declared to be due exceeds, individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

4.1.6 Attachments. The levying of any writ of attachment against any property or other assets of any Credit Party not fully covered by insurance in force valued individually or in the aggregate at an amount equal to or greater than One Hundred Thousand Dollars ($100,000) unless a Credit Party posts a bond or obtains other relief for the release of such attachment within thirty (30) days.

4.1.7 Suspension of Business. The suspension of the usual business activities of the Credit Parties or the winding up or liquidation of the Maker’s business.

4.1.8 Challenges by the Maker. The Maker shall challenge, or institute or join in any proceedings to challenge the validity, binding effect or enforceability of this Note or any endorsement of this Note or any other obligation to Payee under the Loan Documents.

4.1.9 Certain Agreements. The Pledge and Security Agreement or the Parent Guaranty or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or Payee shall not have or shall cease to have a valid and perfected security interest in the collateral described in the Pledge and Security Agreement; provided that the failure of Payee to have a valid and perfected security interest in the shares of capital stock of the Cayman Subsidiaries shall not be deemed an Event of Default

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hereunder so long as the Credit Parties deliver to St. Cloud stock certificates representing sixty-five percent (65%) of the capital stock of Cayman Sub I in accordance with Section 7.13 of the Agreement.

4.1.10 Change in Management. The termination of the employment of Elton Alderman for any reason (including, without limitation, as a result of resignation); provided, however, that if such termination is as a result of his death or disability and Parent hires a replacement reasonably acceptable to Payee within six months thereafter, then such termination shall not be deemed an Event of Default hereunder.

4.1.11 Other. The failure of the Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note and the continuance thereof for a period of thirty (30) days after written notice thereof to the Maker.

4.2 Acceleration Without Specific Action. The occurrence of any of the following Events of Default shall make all sums of principal and interest then remaining unpaid and all other amounts payable hereon due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.2.1 Bankruptcy. The voluntary institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors by any Credit Party; or the institution of any such proceedings against any Credit Party, which involuntary proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

4.2.2 Dissolution. Any order, judgment or decree shall have been entered against any Credit Party decreeing the dissolution or liquidation of such Credit Party and such order shall remain undischarged or unstayed for a period of thirty (30) days.

4.2.5 Insolvency, Receiver or Trustee. The making by any Credit Party of an assignment for the benefit of creditors; or the making by any Credit Party of an offer of settlement, composition or extension to the claims of all or substantially all of a Credit Party’s creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of the Maker’s creditors.

XIX. TRANSFER OF SECURITIES.

Subject to the restrictions on transfer contained in the Agreement, this Note and all rights hereunder are transferable in whole or in part on the books of the Maker maintained for such purpose at its principal office referred to above by Payee in person or by a duly authorized

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attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Note, by taking or holding the same, consents and agrees that this Note when endorsed in blank shall be deemed negotiable and agrees that when this Note shall have been so endorsed, Payee hereof may be treated by the Maker and all other persons dealing with this Note, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Maker, any notice to the contrary notwithstanding; but until such transfer on such books, the Maker may treat Payee hereof as the owner for all purposes.

XX. METHODS; ADDRESSES.

Any notice, demand or other communication required or permitted under the terms of this Note shall be in writing and shall be made by telegram, telex or electronic transmitter (including, without limitation, facsimile) or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Fed Ex, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

(a)	If to Payee:	St. Cloud Capital Partners, LP
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Robert Lautz

	With copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Facsimile: (213) 891-8763
Attention: W. Alex Voxman, Esq.

(b)	If to the Maker:	Prolong Super Lubricants, Inc.
6 Thomas
Irvine, California 92618
Facsimile: (949) 587-2707
Attention: Chief Executive Officer

	With a copy to:	Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
Facsimile: (949) 725-4100
Attention: Michael E. Flynn, Esq.

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Any party may change its address for this purpose by giving a written notice thereof as herein provided.

XXI. MISCELLANEOUS.

7.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

7.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

7.3 Cost of Collection. The Maker agrees to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Payee in connection with the collection and enforcement of this Note (including, without limitation, in connection with any bankruptcy, insolvency, reorganization or workout). In addition, the Maker agrees to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Maker’s execution or delivery of this Note.

All payments made by the Maker under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Payee as a result of a present or former connection between Payee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Payee having executed, delivered or performed its obligations or received a payment under, or enforced, this Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to Payee under this Note, the amounts so payable to Payee shall be increased to the extent necessary to yield to Payee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Non-Excluded Taxes are payable by the Maker, as promptly as possible thereafter (and, in any event, within five (5) business days) the Maker shall send to Payee for its own account a certified copy of an original official receipt received by the Maker showing payment thereof. If the Maker fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Payee the required receipts or other required documentary evidence, the Maker shall indemnify, defend and hold Payee harmless for any incremental taxes, interest or penalties that may become payable by Payee as a result of any such failure.

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The agreements in this Section 7.3 shall survive the termination of this Note and the payment of the loan and all other amounts payable hereunder.

7.4 Governing Law. This Note has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Payee’s investment herein, the Maker and Payee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Payee or the Maker, may, at the option of Payee, be litigated in courts having situs within the State of California, County of Los Angeles and the Maker hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the Maker wherever the Maker may be located, or by certified or registered mail directed to the Maker at its last known address. The Maker and Payee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in such County.

7.5 Modification. The terms of this Note may be amended, modified or waived only by (i) the written agreement of the Maker and the Payee or (ii) the written agreement of the Maker and the holders of a majority in aggregate principal amount of Notes issued pursuant to the Agreement.

7.6 Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

7.7 Further Assurance. At any time or from time to time upon the request of Payee, the Maker will execute and deliver such further documents and do such other acts and things as Payee may reasonably request in order fully to effectuate the purposes of this Note, and to provide for the payment of the principal and interest due hereunder.

7.8 Successors. The Maker may not pledge, assign or transfer any of its rights or obligations under this Note without the prior written consent of Payee. Any purported assignment or transfer in breach of this Note shall be of no force and effect. Subject to the transfer restrictions contained in the Agreement, Payee may assign and participate any of its interests in this Note and this Note to any Person. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns, including any Person to whom Payee has granted a participation interest in this Note.

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7.9 Headings. The section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

7.10 No Strict Construction. The Maker hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code § 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

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IN WITNESS WHEREOF, the Maker has caused this Note to be signed and delivered by its duly authorized officer and to be dated August     , 2004.

MAKER:

PROLONG SUPER LUBRICANTS, INC., a Nevada corporation

By:
Name:	Elton Alderman
Title:	President and Chief Executive Officer

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EXHIBIT A-4

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

SECURED PROMISSORY NOTE

$12,500	Due November 24, 2008

FOR VALUE RECEIVED, PROLONG SUPER LUBRICANTS, INC., a Nevada corporation (the “Maker”), promises to pay to the order of ASPEN VENTURES, LLC, a New York limited liability company (“Payee”), or its registered assigns, the sum of Twelve Thousand Five Hundred Dollars ($12,500) and to pay interest thereon at the rate of eight percent (8.0%) per annum until this Secured Promissory Note (as amended, modified or supplemented from time to time, this “Note”) is fully paid. All principal and accrued interest under this Note shall be paid by the Maker to Payee in a lump sum payment November 24, 2008 (the “Due Date”).

Any payment of principal or interest not paid within five (5) business days after its due date shall be subject to a five percent (5%) charge on the unpaid payment.

During the occurrence and continuation of an Event of Default (defined below) the Initial Interest Rate or Second Interest Rate, as applicable, shall be increased five percent (5%) per annum. In no event shall Payee be entitled to interest exceeding the maximum rate permitted by law or under the applicable regulations promulgated by the United States Small Business Administration (the “SBA”). If any excess interest is provided for or shall be adjudicated to be so provided for in this Note, or if any payment or other consideration under this Note or the Agreement (as defined below) is determined by the SBA to exceed the amount permitted under applicable regulations promulgated by the SBA, then in such event: (i) the provisions of this paragraph shall govern and control; (ii) the Maker shall not be obligated to pay the amount of such interest or other payment or consideration to the extent that it is in excess of the maximum amount permitted by law or under applicable regulations promulgated by the SBA, and the same shall be construed as a mutual mistake of the parties; and (iii) any such excess which may have been collected or attributed shall, at the option of Holder, be subtracted from the then unpaid principal amount hereof, or refunded to the Maker.

Both principal hereof and interest thereon are payable at such place as Payee may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds by wire transfer. Interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

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This Note is secured by that certain Pledge and Security Agreement dated as of November 24, 2003, by and among the Maker, Payee and Parent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Pledge and Security Agreement”).

This Note is subject to the terms and conditions set forth below:

XXII. DEFINITIONS.

As used in this Note, the following terms shall mean:

“Agreement” shall mean that certain Securities Purchase Agreement dated as of November 24, 2003, by and among the Maker, Payee, Parent, Prolong International Holdings Ltd., a Cayman Islands company, Prolong International Ltd., a Cayman Islands company, Bedford Oak Capital, L.P., a Delaware limited partnership, Bedford Oak Offshore, Ltd., a Cayman Islands company, and Aspen Ventures LLC, a New York limited liability company, as amended by the Amendment to Securities Purchase Agreement dated as of the date hereof and as may be further, modified or supplemented from time to time.

“Board” shall mean the board of directors of Parent.

“Continuing Members” shall mean a member of the Board who either (a) was a member of the Board on the day before the Closing or (b) became a member of the Board after the day before the Closing and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Board.

“Event of Default” shall have the meaning given such term in Section 4 below.

“Note” shall mean this Note and any note delivered in substitution or exchange therefor as provided herein.

“Note Percentage” shall mean a fraction, the numerator of which is the original principal amount of this Note and the denominator of which is Two Hundred Fifty Thousand Dollars ($250,000).

“Parent” shall mean Prolong International Corporation, a Nevada corporation.

“Triggering Event” shall mean any sale, transfer or issuance or series of sales or issuances of Parent’s capital stock, or any merger, consolidation or other transaction involving Parent where the shareholders of Parent immediately prior to such event do not retain more than a fifty percent (50%) voting power or interest in Parent or the successor corporation or other entity, as the case may be, (ii) any transfer of capital stock of Maker or other transaction which results in the Maker ceasing to be a wholly-owned subsidiary of Parent; (iii) any sale of all or a substantial portion of the assets of Maker, (iv) after the Closing, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) other than Payee or its affiliates (including any other Purchaser), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty-five percent (25%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights

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exercisable, exchangeable or convertible into equity securities) of Parent having voting rights in the election of directors under normal circumstances, or (v) a majority of the members of the Board shall cease to be Continuing Members.

Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

XXIII. PREPAYMENT OF NOTE.

2.1 Mandatory Prepayments. Except as set forth below, all principal and accrued but unpaid interest on this Note shall immediately become due and payable upon the occurrence of a Triggering Event.

2.2 Optional Prepayment. At any time, the Maker shall have the right to prepay all or part of the outstanding principal amount of this Note in installments not less than the lesser of (i) One Hundred Thousand Dollars ($100,000) and (ii) the remaining outstanding principal balance of this Note; provided that (i) the Maker gives not less than thirty (30) days’ prior written notice to Payee of the Maker’s election to prepay this Note.

XXIV. REPLACEMENT OF NOTE.

Upon receipt of evidence reasonably satisfactory to the Maker of the ownership of and the loss, theft, destruction or mutilation of this Note and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Maker, or (in the case of mutilation) upon surrender and cancellation of the mutilated Note, the Maker will execute and deliver, in lieu thereof, a new Note of like tenor.

XXV. EVENTS OF DEFAULT.

The occurrence and continuation of any of the events or conditions described in Section 4.1 or Section 4.2 shall be an “Event of Default.”

4.1 Payee Action. The occurrence of any of the following Events of Default shall, at the option of Payee, entitle Payee to declare all sums of principal and interest then remaining unpaid, and all other amounts payable hereon, due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it under the Loan Documents or otherwise available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.1.1 Failure to Pay Principal or Interest. Failure to pay any installment of principal when due or interest hereon within five (5) business days of the date when due.

4.1.2 Breach of Covenants. The breach by any Credit Party of any covenant in the Agreement or any other Loan Document that is not cured within thirty (30) days after written notice thereof to the Maker.

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4.1.3 Breach of Representations and Warranties. The representations or warranties of the Credit Parties made in the Loan Documents or in any statement or certificate at any time given in writing to Payee pursuant to the Agreement or this Note or in connection therewith or herewith, shall prove to have been false or misleading in any material respect as of the date such representations and warranties were made.

4.1.4 Judgments. The making or filing of any money judgment, writ or similar process in excess of One Hundred Thousand Dollars ($100,000) against any Credit Party or any of the property or other assets of any Credit Party which shall remain unsatisfied, unvacated, unhanded or unstayed until the date that is the earlier to occur of thirty (30) days after such judgment, writ or similar process is entered and five (5) days prior to the date of any proposed sale thereunder.

4.1.5 Default in Other Agreements. The occurrence of any event of default or other event triggering acceleration of any indebtedness by any Credit Party under any note, agreement or other instrument involving the issuance of indebtedness (but not including any trade payables incurred in the ordinary course of business), whether such indebtedness now exists or may hereafter be created, if, as a result of such event of default or other event, the maturity of such indebtedness has been accelerated or has otherwise become or been declared to be due prior to its stated maturity and the principal amount of such indebtedness which has been accelerated or has otherwise become or been declared to be due exceeds, individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

4.1.6 Attachments. The levying of any writ of attachment against any property or other assets of any Credit Party not fully covered by insurance in force valued individually or in the aggregate at an amount equal to or greater than One Hundred Thousand Dollars ($100,000) unless a Credit Party posts a bond or obtains other relief for the release of such attachment within thirty (30) days.

4.1.7 Suspension of Business. The suspension of the usual business activities of the Credit Parties or the winding up or liquidation of the Maker’s business.

4.1.8 Challenges by the Maker. The Maker shall challenge, or institute or join in any proceedings to challenge the validity, binding effect or enforceability of this Note or any endorsement of this Note or any other obligation to Payee under the Loan Documents.

4.1.9 Certain Agreements. The Pledge and Security Agreement or the Parent Guaranty or any provision thereof shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or Payee shall not have or shall cease to have a valid and perfected security interest in the collateral described in the Pledge and Security Agreement; provided that the failure of Payee to have a valid and perfected security interest in the shares of capital stock of the Cayman Subsidiaries shall not be deemed an Event of Default

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hereunder so long as the Credit Parties deliver to St. Cloud stock certificates representing sixty-five percent (65%) of the capital stock of Cayman Sub I in accordance with Section 7.13 of the Agreement.

4.1.10 Change in Management. The termination of the employment of Elton Alderman for any reason (including, without limitation, as a result of resignation); provided, however, that if such termination is as a result of his death or disability and Parent hires a replacement reasonably acceptable to Payee within six months thereafter, then such termination shall not be deemed an Event of Default hereunder.

4.1.11 Other. The failure of the Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note and the continuance thereof for a period of thirty (30) days after written notice thereof to the Maker.

4.2 Acceleration Without Specific Action. The occurrence of any of the following Events of Default shall make all sums of principal and interest then remaining unpaid and all other amounts payable hereon due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and permit Payee to exercise any other right available to it at law or in equity, all of which rights and powers may be exercised cumulatively.

4.2.1 Bankruptcy. The voluntary institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors by any Credit Party; or the institution of any such proceedings against any Credit Party, which involuntary proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

4.2.2 Dissolution. Any order, judgment or decree shall have been entered against any Credit Party decreeing the dissolution or liquidation of such Credit Party and such order shall remain undischarged or unstayed for a period of thirty (30) days.

4.2.6 Insolvency, Receiver or Trustee. The making by any Credit Party of an assignment for the benefit of creditors; or the making by any Credit Party of an offer of settlement, composition or extension to the claims of all or substantially all of a Credit Party’s creditors or the application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or the appointment otherwise of such a receiver or trustee or a committee of the Maker’s creditors.

XXVI. TRANSFER OF SECURITIES.

Subject to the restrictions on transfer contained in the Agreement, this Note and all rights hereunder are transferable in whole or in part on the books of the Maker maintained for such purpose at its principal office referred to above by Payee in person or by a duly authorized

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attorney, upon surrender of this Note properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Note, by taking or holding the same, consents and agrees that this Note when endorsed in blank shall be deemed negotiable and agrees that when this Note shall have been so endorsed, Payee hereof may be treated by the Maker and all other persons dealing with this Note, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Maker, any notice to the contrary notwithstanding; but until such transfer on such books, the Maker may treat Payee hereof as the owner for all purposes.

XXVII. METHODS; ADDRESSES.

Any notice, demand or other communication required or permitted under the terms of this Note shall be in writing and shall be made by telegram, telex or electronic transmitter (including, without limitation, facsimile) or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee on the date delivery is confirmed, if sent by Fed Ex, Express Mail, or other similar overnight delivery service, the date of electronic confirmation of receipt, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:

(a)	If to Payee:	St. Cloud Capital Partners, LP
10866 Wilshire Blvd., Suite 1450
Los Angeles, California 90024
Facsimile: (310) 475-0550
Attention: Robert Lautz

	With copy to:	Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Facsimile: (213) 891-8763
Attention: W. Alex Voxman, Esq.

(b)	If to the Maker:	Prolong Super Lubricants, Inc.
6 Thomas
Irvine, California 92618
Facsimile: (949) 587-2707
Attention: Chief Executive Officer

	With a copy to:	Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660
Facsimile: (949) 725-4100
Attention: Michael E. Flynn, Esq.

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Any party may change its address for this purpose by giving a written notice thereof as herein provided.

XXVIII. MISCELLANEOUS.

7.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

7.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

7.3 Cost of Collection. The Maker agrees to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Payee in connection with the collection and enforcement of this Note (including, without limitation, in connection with any bankruptcy, insolvency, reorganization or workout). In addition, the Maker agrees to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Maker’s execution or delivery of this Note.

All payments made by the Maker under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Payee as a result of a present or former connection between Payee and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Payee having executed, delivered or performed its obligations or received a payment under, or enforced, this Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to Payee under this Note, the amounts so payable to Payee shall be increased to the extent necessary to yield to Payee (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Non-Excluded Taxes are payable by the Maker, as promptly as possible thereafter (and, in any event, within five (5) business days) the Maker shall send to Payee for its own account a certified copy of an original official receipt received by the Maker showing payment thereof. If the Maker fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Payee the required receipts or other required documentary evidence, the Maker shall indemnify, defend and hold Payee harmless for any incremental taxes, interest or penalties that may become payable by Payee as a result of any such failure.

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The agreements in this Section 7.3 shall survive the termination of this Note and the payment of the loan and all other amounts payable hereunder.

7.4 Governing Law. This Note has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Payee’s investment herein, the Maker and Payee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Payee or the Maker, may, at the option of Payee, be litigated in courts having situs within the State of California, County of Los Angeles and the Maker hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the Maker wherever the Maker may be located, or by certified or registered mail directed to the Maker at its last known address. The Maker and Payee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in such County.

7.5 Modification. The terms of this Note may be amended, modified or waived only by (i) the written agreement of the Maker and the Payee or (ii) the written agreement of the Maker and the holders of a majority in aggregate principal amount of Notes issued pursuant to the Agreement.

7.6 Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

7.7 Further Assurance. At any time or from time to time upon the request of Payee, the Maker will execute and deliver such further documents and do such other acts and things as Payee may reasonably request in order fully to effectuate the purposes of this Note, and to provide for the payment of the principal and interest due hereunder.

7.8 Successors. The Maker may not pledge, assign or transfer any of its rights or obligations under this Note without the prior written consent of Payee. Any purported assignment or transfer in breach of this Note shall be of no force and effect. Subject to the transfer restrictions contained in the Agreement, Payee may assign and participate any of its interests in this Note and this Note to any Person. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns, including any Person to whom Payee has granted a participation interest in this Note.

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7.9 Headings. The section headings in this Note are inserted for purposes of convenience only and shall have no substantive effect.

7.10 No Strict Construction. The Maker hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code § 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

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IN WITNESS WHEREOF, the Maker has caused this Note to be signed and delivered by its duly authorized officer and to be dated August     , 2004.

MAKER:

PROLONG SUPER LUBRICANTS, INC., a Nevada corporation

By:
Name:	Elton Alderman
Title:	President and Chief Executive Officer

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